UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2014

FATE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 General Atomics Court, Suite 200

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 875-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 6, 2014, Robert Nelsen, a director of Fate Therapeutics, Inc. (the “Company”), concluded his term on the Board of Directors of the Company and all committees thereof and did not stand for re-election at the Company’s 2014 Annual Meeting of Stockholders.  Mr. Nelsen previously served on the Compensation Committee.  The decision of Mr. Nelsen to retire from the Board of Directors did not involve any disagreement with the Company.

Also on June 6, 2014, William Rastetter was appointed to the Compensation Committee of the Board of Directors to fill the vacancy created by Mr. Nelsen’s retirement.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2014 Annual Meeting of Stockholders held on June 6, 2014:

(i) The election of two Class I directors, as nominated by the Board of Directors, to hold office until the 2017 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2014.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 25, 2014.

The number of shares of common stock entitled to vote at the annual meeting was 20,498,428.  The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 17,571,224.  All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)                                 Election of Class I Directors.

Director Nominee	Votes For	Votes Withheld
Robert S. Epstein, M.D., M.S.	16,883,606	124,581
John D. Mendlein, Ph.D., J.D.	16,881,506	126,681

There were 563,037 broker non-votes regarding the election of directors.

(b)                                 Ratification of Auditors.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  The results of the voting included 17,517,381 votes for, 47,721 votes against, and 6,122 votes abstained.

There were zero broker non-votes regarding this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2014	Fate Therapeutics, Inc.

	By:	/s/ J. Scott Wolchko
J. Scott Wolchko
Chief Financial Officer and Chief Operating Officer

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